LEONARDO DRS, INC.
EMPLOYEE STOCK PURCHASE PLAN
ADOPTED BY THE BOARD OF DIRECTORS ON FEBRUARY 20, 2024
APPROVED BY THE STOCKHOLDER ON MAY 15, 2024
1.    PURPOSE.
(a)    The purpose of this Plan is to promote the financial interests of the Company, including its growth and performance, by providing Eligible Employees the opportunity to purchase an ownership position in the Company.
(b)    This Plan is intended to qualify as an “employee stock purchase plan” as that term is defined in Section 423(b) of the Code, and the regulations issued thereunder, and shall be interpreted consistent therewith.
2.    ADMINISTRATION.
(a)    The Plan shall be administered by the Committee, as such Committee may be constituted from time to time and including any successor committee. The Committee shall have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan. The Committee shall have the power, subject to, and within the limitations of, the express provisions of the Plan:
(i)    To determine when and how rights to purchase Shares of the Company shall be granted and the provisions of each Offering of such rights (which need not be identical).
(ii)    To designate from time to time which subsidiaries of the Company shall be eligible to participate in the Plan as a Designated Subsidiary.
(iii)    To construe and interpret the Plan and rights granted under it, and to establish, amend and revoke rules and regulations for its administration. The Committee, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.
(iv)    To amend the Plan as provided in Section 12.
(v)    Generally, to exercise such powers and to perform such acts as the Committee deems necessary or expedient to promote the best interests of the Company and its affiliates and to carry out the intent that the Plan be treated as an “employee stock purchase plan” within the meaning of Section 423 of the Code.
(b)    The Committee shall also have the power to adopt such procedures and sub-plans as are necessary or appropriate to permit the participation in the Plan by employees who are foreign nationals or employed outside the U.S., the terms of which sub-plans may take precedence over other provisions of this Plan, with the exception of Section 3(a), but unless otherwise superseded by the terms of such sub-plan, the provisions of this Plan will govern the operation of such sub-plan. In addition, without limiting the generality of Section 2(a), the Committee is specifically authorized to adopt rules and procedures regarding eligibility to participate, the definition of Compensation, handling of payroll deductions, making of contributions to the Plan (including, without limitation, in forms other than payroll deductions), establishment of bank or trust accounts to hold Participant contributions, payment of interest, conversion of local currency, obligations to pay payroll tax, determination of beneficiary designation requirements, withholding procedures and handling of stock certificates that vary with applicable local requirements. The Committee also is authorized to determine whether, to the extent permitted by U.S. Treasury Regulation Section 1.423-2(f), the terms of a purchase right granted under the Plan or an Offering to citizens or residents of a non-U.S. jurisdiction will be less favorable than the terms of a purchase right granted under the Plan or the same Offering to employees residing solely in the U.S.
(c)    The determination of the Committee on all matters relating to the Plan will be final, binding and conclusive. The Committee may allocate among its members and delegate to any person who is not a member of the Committee, or to any administrative group within the Company, any of its powers, responsibilities or duties. Except as specifically provided to the contrary, references to the Committee include any administrative group, individual or individuals to whom the Committee has delegated its duties and powers.
(d)    Notwithstanding anything to the contrary contained herein, the Board may, in its sole discretion, at any time and from time to time, administer the Plan. In any such case, the Board will have all of the authority and responsibility granted to the Committee herein.
(e)    Any interpretation of the Plan by the Committee of any decision made by it under the Plan shall be final and binding on all persons.
3.    SHARES SUBJECT TO THE PLAN.
(a)    Subject to the provisions of Section 11 relating to adjustments upon changes in stock, the stock that may be sold pursuant to rights granted under the Plan shall not exceed in the aggregate 2,000,000 Shares. If any right granted under the Plan shall for any reason terminate without having been exercised, Shares not purchased under such right shall again become available for the Plan.
(b)    The stock subject to the Plan may be unissued Shares or reacquired Shares, bought on the market or otherwise. Shares may be issued upon exercise of a right to purchase Shares pursuant to an Offering from authorized but unissued Shares, from Shares held in the treasury of the Company, or from any other proper source. If the total number of Shares specified in elections to be purchased under any Offering plus the number of Shares purchased under previous Offerings under this Plan exceeds the maximum number of Shares issuable under this Plan, the Committee will allot the Shares then available on a pro-rata basis.

4.    GRANT OF RIGHTS; OFFERING.
The Committee may from time to time grant or provide for the grant of rights to purchase Shares of the Company under the Plan to Participants (an “Offering”) on a date (the “Offering Date”) selected by the Committee. Each Offering shall be in such form and shall contain such terms and conditions as the Committee shall deem appropriate, which shall comply with the requirements of Section 423(b)(5) of the Code that all Participants granted rights to purchase stock under the Plan shall have the same rights and privileges. The terms and conditions of an Offering shall be incorporated by reference into the Plan and treated as part of the Plan. The provisions of each Offerings need not be identical, but each Offering shall include (through incorporation of the provisions of this Plan by reference in the document comprising the Offering or otherwise) the period during which the Offering shall be effective, which period shall equal six (6) months beginning with the Offering Date, and the substance of the provisions contained in Sections 5 through 8, inclusive.
5.    ELIGIBILITY.
(a)    Any individual who, on the day preceding an Offering Date, qualifies as an Eligible Employee may elect to become a Participant in the Plan, as provided in Section 7. Notwithstanding the foregoing, the Company retains the discretion to determine which Eligible Employees may participate in an Offering pursuant to and consistent with U.S. Treasury Regulation Section 1.423-2(e).
(b)    No Participant may be granted a right to purchase Shares hereunder if such Participant, immediately after such right is granted, owns five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of its parent or subsidiary corporation (as defined in Sections 424(e) and (f) of the Code). For purposes of the preceding sentence, the attribution rules of Section 424(d) of the Code shall apply in determining the stock ownership of a Participant, and all Shares that the Participant has a contractual right to purchase shall be treated as Shares owned by the Participant.

6.    RIGHTS; PURCHASE PRICE.
(a)    On each Offering Date, each Participant, pursuant to an Offering made under the Plan, shall be granted the right to purchase up to the number of Shares of the Company purchasable with a percentage designated by the Committee, not exceeding ten percent (10%) of such Participant’s Compensation during the period which begins on the Offering Date (or such later date as the Committee determines for a particular Offering) and ends on the date stated in the Offering, which date shall be no later than the end of the Offering. The Committee shall establish one date during an Offering (the “Purchase Date”) on which rights granted under the Plan shall be exercised and purchases of Shares carried out in accordance with such Offering.
(b)    In connection with each Offering made under the Plan, the Committee may specify a maximum number of Shares that may be purchased by any Participant as well as a maximum aggregate number of Shares that may be purchased by all Participants pursuant to such Offering.
(c)    The purchase price of each Share acquired pursuant to rights granted under the Plan for each Offering shall be an amount equal to ninety percent (90%) of the Fair Market Value of a Share on the Purchase Date (the “Purchase Price”).
(d)    Notwithstanding anything to the contrary herein, no Participant may be granted a right to purchase Shares which permits the Participant’s rights to purchase Shares under this Plan and any other employee stock purchase plan (as defined in Section 423(b) of the Code) of the Company and its subsidiaries, to accrue at a rate which exceeds $25,000, measured by reference to the Fair Market Value of such Shares (determined at the date such right is granted) for each calendar year in which the right is outstanding at any time.
7.    PARTICIPATION; WITHDRAWAL; TERMINATION.
(a)    An Eligible Employee may become a Participant in the Plan pursuant to an Offering by delivering an enrollment agreement to the Company within the time specified in the Offering, in such form as the Company provides. Each such agreement shall authorize payroll deductions in whole percentages of no less than one percent (1%) and no more than ten percent (10%) of such Participant’s Compensation on each pay day occurring during the Offering.
(b)    The payroll deductions made for each Participant shall commence on the first pay day following the Offering Date and will end on the last pay day on or prior to the Purchase Date of such Offering to which such authorization is applicable, unless sooner terminated by the Participant as provided in this Section 7. Payroll deductions shall be credited to an account for such Participant under the Plan and shall be deposited with the general funds of the Company.
(c)    A Participant may not change the rate of his or her payroll deductions elected in his or her enrollment materials during an Offering. Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 6(d), a Participant’s payroll deductions may be decreased to zero percent (0%) at any time during an Offering. Subject to Section 423(b)(8) of the Code and Section 6(d), payroll deductions will recommence at the rate originally elected by the Participant effective as of the beginning of the first Offering scheduled to end in the following calendar year, unless such payroll deductions are terminated by the Participant as provided in this Section 7.
(d)    A Participant may make cash payments instead of payroll deductions into his or her account only if (i) specifically provided for in the Offering, (ii) the Participant has not had the maximum amount permitted hereunder withheld during the Offering and (iii) the Committee determines that cash contributions are permissible under Code Section 423.
(e)    At any time during an Offering, a Participant may terminate his or her payroll deductions under the Plan and withdraw from the Offering by delivering to the Company a notice of withdrawal in such form as the Company provides. Such withdrawal may be elected at any time prior to the end of the Offering except as provided by the Committee in the Offering. Upon such withdrawal from the Offering by a Participant, the Company shall distribute to such Participant all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire stock for the Participant) under the Offering, without interest, and such Participant’s interest in that Offering shall be automatically terminated. A Participant’s withdrawal from an Offering will have no effect upon such Participant’s eligibility to participate in any other Offerings under the Plan but such Participant will be required to deliver a new enrollment agreement in order to participate in subsequent Offerings under the Plan.
(f)    Unless otherwise required by applicable law, rights granted pursuant to any Offering under the Plan shall terminate immediately if the Participant either (i) terminates employment or service with the Company and any Designated Subsidiary for any reason or (ii) is otherwise no longer an Eligible Employee under the Plan. The Company shall distribute to such individual all of his or her accumulated, unused payroll deductions or other cash contributions under the Offering, without interest.
(g)    Rights granted under the Plan shall not be transferable by a Participant other than by will or the laws of descent and distribution, or by a beneficiary designation as provided in Section 16, and during a Participant’s lifetime, shall be exercisable only by such Participant.
(h)    Unless otherwise specified in the Offering or as required by applicable law, the Company will have no obligation to pay interest on payroll deductions or other cash contributions.
8.    EXERCISE.
(a)    On each Purchase Date specified therefor in the relevant Offering, each Participant’s accumulated payroll deductions and other cash contributions specifically provided for in the Offering (without any increase for interest) will be applied to the purchase of whole Shares of the Company, up to the maximum number of Shares permitted pursuant to the terms of the Plan and the applicable Offering, at a Purchase Price equal to ninety percent (90%) of the Fair Market Value of a Share on the Purchase Date. No fractional Shares shall be issued upon the exercise of rights granted under the Plan. The amount, if any, of accumulated payroll deductions and other cash contributions remaining in each Participant’s account after the purchase of Shares which is less than the amount required to purchase one Share on the final Purchase Date of an Offering shall be held in each such Participant’s account for the purchase of Shares under the next Offering under the Plan, unless such Participant does not participate in or withdraws from such next Offering, as provided in Section 7(e), or is no longer eligible to be granted rights under the Plan, as provided in Section 5 and Section 6(d), in which case such amount shall be distributed to the Participant after such final Purchase Date, without interest. The amount, if any, of accumulated payroll deductions and other cash contributions remaining in any Participant’s account after the purchase of Shares which is equal to the amount required to purchase one or more whole Shares on the final Purchase Date of an Offering shall be distributed in full to the Participant after such Purchase Date, without interest.

(b)    No rights granted under the Plan may be exercised to any extent unless the Shares to be issued upon such exercise under the Plan (including rights granted thereunder) are covered by an effective registration statement pursuant to the Securities Act and the Plan is in material compliance with all applicable state, foreign and other securities and other laws applicable to the Plan. If on a Purchase Date in any Offering hereunder the Plan is not so registered or in such compliance, no rights granted under the Plan or any Offering shall be exercised on such Purchase Date, and the Purchase Date shall be delayed until the Plan is subject to such an effective registration statement and such compliance, except that the Purchase Date shall in no event be more than twenty-seven (27) months from the Offering Date. If on the Purchase Date of any Offering hereunder, as delayed to the maximum extent permissible, the Plan is not registered and in such compliance, no rights granted under the Plan or any Offering shall be exercised and all payroll deductions and other cash contributions accumulated during the Offering (reduced to the extent, if any, such deductions have been used to acquire stock) shall be distributed to the Participants, without interest.
9.    ACCOUNTING AND USE OF FUNDS.
Payroll deductions and other cash contributions for each Participant shall be credited to an account established under the Plan. Such account shall be solely for bookkeeping purposes and no separate fund or trust shall be established hereunder. Proceeds from the sale of Shares pursuant to rights granted under the Plan shall constitute general funds of the Company.
10.    NO RIGHTS AS A STOCKHOLDER; NO RIGHT TO CONTINUED SERVICE.
(a)    A Participant shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any Shares subject to rights granted under the Plan unless and until the Participant’s Shares acquired upon exercise of rights under the Plan are recorded in the books of the Company (or its transfer agent). Until the applicable Shares are issued (as evidenced by the appropriate entry on the books of the Company or its transfer agent), a Participant shall only have the rights of an unsecured creditor with respect to cash contributions under the Plan and such Shares.
(b)    Participation in the Plan by a Participant will not be construed as giving a Participant the right to be retained as an employee of the Company or a Designated Subsidiary or affiliate of the Company, as applicable. Further, the Company or a Designated Subsidiary or affiliate of the Company may dismiss a Participant from employment at any time, free from any liability or any claim under the Plan.
11.    ADJUSTMENTS UPON CHANGES IN STOCK.
(a)    If any change is made in the Shares subject to the Plan, or subject to any rights granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan and outstanding rights will be appropriately adjusted in the class(es) and maximum number of Shares subject to the Plan and the class(es) and number of Shares and price per Share subject to outstanding rights. Such adjustments shall be made by the Committee, the determination of which shall be final, binding and conclusive. The conversion of any convertible securities of the Company shall not be treated as a “transaction not involving the receipt of consideration by the Company.”
(b)    In the event of a Change in Control, the Committee may take any one or more of the following actions as to outstanding rights to purchase Shares on such terms as the Committee determines: (i) provide that such rights shall be assumed, or substantially equivalent rights shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (ii) upon written notice to the Participants, provide that all outstanding rights to purchase Shares will be terminated immediately prior to the consummation of such Change in Control and that all such outstanding rights to purchase Shares will become exercisable to the extent of accumulated payroll deductions as of a date specified by the Committee in such notice, which date shall not be less than ten (10) calendar days preceding the effective date of the Change in Control, (iii) upon written notice to the Participants, provide that all outstanding rights to purchase Shares will be cancelled as of a date prior to the effective date of the Change in Control and that all accumulated payroll deductions will be returned to such Participants on such date, (iv) in the event of a Change in Control under the terms of which holders of Shares will receive upon consummation thereof a cash payment for each Share surrendered in the Change in Control (the “Acquisition Price”), change the last day of the Offering to be the date of the consummation of the Change in Control and make or provide for a cash payment to each participating Participant equal to (A) (i) the Acquisition Price times (ii) the number of Shares that such Participant’s accumulated payroll deductions as of immediately prior to the Change in Control could purchase at the Purchase Price, where the Acquisition Price is treated as the Fair Market Value of the Shares on the last day of the applicable Offering for purposes of determining the Purchase Price, and where the number of Shares that could be purchased is subject to the limitations set forth in Section 8 minus (B) the result of multiplying such number of Shares by such Purchase Price, (v) provide that, in connection with a liquidation or dissolution of the Company, rights to purchase Shares shall convert into the right to receive liquidation proceeds (net of the Purchase Price thereof) and (vi) any combination of the foregoing.
(c)    For purposes of Section 11(b)(i) above, a right to purchase Shares shall be considered assumed if, following consummation of the Change in Control, the right to purchase Shares confers the right to purchase, for each Share subject to the right immediately prior to the consummation of the Change in Control, the consideration (whether cash, securities or other property) received as a result of the Change in Control by holders of Shares for each Share held immediately prior to the consummation of the Change in Control (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if the consideration received as a result of the Change in Control is not solely shares of the acquiring or succeeding corporation (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding corporation, provide for the consideration to be received upon the exercise of rights to consist solely of such number of shares of the acquiring or succeeding corporation (or an affiliate thereof) that the Committee determines to be equivalent in value (as of the date of such determination or another date specified by the Committee) to the per share consideration received by holders of outstanding Shares as a result of the Change in Control.
12.    AMENDMENT OF THE PLAN OR OFFERINGS.
(a)    The Committee at any time, and from time to time, may amend the Plan or the terms of one or more Offerings. However, except as provided in Section 11 relating to adjustments upon changes in Shares, no amendment shall be effective unless approved by the stockholders of the Company within twelve (12) months before or after the adoption of the amendment, where the amendment will:
(i)    Increase the number of Shares reserved for rights under the Plan;
(ii)    Modify the provisions as to eligibility for participation in the Plan or an Offering (to the extent such modification requires stockholder approval in order for the Plan to obtain employee stock purchase plan treatment under Section 423 of the Code or to comply with the requirements of Rule 16b-3); or
(iii)    Modify the Plan or an Offering in any other way if such modification requires stockholder approval in order for the Plan to obtain employee stock purchase plan treatment under Section 423 of the Code or to comply with the requirements of Rule 16b-3.
    It is expressly contemplated that the Committee may amend the Plan or an Offering in any respect the Committee deems necessary or advisable to provide Participants with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to employee stock purchase plans and/or to bring the Plan and/or rights granted under an Offering into compliance therewith.
(b)    The Committee may, in its sole discretion, submit any amendment to the Plan or an Offering for stockholder approval. Without stockholder consent and without limiting Section 17(a), the Committee will be entitled to change the Offering Date and Purchase Date of an Offering, designate separate Offerings, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll deductions in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company’s processing of properly completed payroll deduction elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Shares for each Participant properly correspond with payroll deduction and other cash contribution amounts, and establish such other limitations or procedures as the Committee determines in its sole discretion advisable that are consistent with the Plan.
(c)    Rights and obligations under any rights granted before amendment of the Plan or Offering shall not be impaired by any amendment of the Plan, except with the consent of the person to whom such rights were granted, or except as necessary to comply with any laws or governmental regulations, or except as necessary to ensure that the Plan and/or rights granted under an Offering comply with the requirements of Section 423 of the Code.

13.    COMPANY POLICIES.
Any Shares purchased pursuant to the Plan are subject to any Company policies, including any clawback, recoupment or stock ownership policies, that are in effect from time to time. Any portion of Shares purchased pursuant to the Plan is subject to forfeiture, recovery by the Company or other action pursuant to any policies which the Company may adopt from time to time pursuant to laws or regulations, including without limitation, any such policy which the Company may be required to adopt under applicable law.
14.    AUTHORIZATION OF SUB-PLANS.
The Committee may from time to time establish one or more sub-plans under the Plan with respect to one or more Designated Subsidiaries, provided that such sub-plan complies with Section 423 of the Code.
15.    WITHHOLDING.
If applicable tax laws impose a tax withholding obligation, each affected Participant shall, no later than the date of the event creating the tax liability, make provision satisfactory to the Committee for payment of any taxes required by law to be withheld in connection with any transaction related to the rights to purchase Shares granted hereunder or Shares acquired by such Participant pursuant to the Plan. The Company may, to the extent permitted by law, deduct any such taxes from any payment of any kind otherwise due to a Participant.
16.    DESIGNATION OF BENEFICIARY.
(a)    A Participant may file a written designation of a beneficiary who is to receive any Shares and cash, if applicable, from the Participant’s account under the Plan in the event of such Participant’s death subsequent to the end of an Offering but prior to delivery to the Participant of such Shares and cash. In addition, a Participant may file a written designation of a beneficiary who is to receive any cash from the Participant’s account under the Plan in the event of such Participant’s death during an Offering.
(b)    Such designation of beneficiary may be changed by the Participant at any time by written notice in the form prescribed by the Company. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living (or if an entity, is otherwise in existence) at the time of such Participant’s death, the Company shall deliver such Shares and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its sole discretion, may deliver such Shares and/or cash to the spouse or to any one (1) or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may determine.

17.    TERMINATION OR SUSPENSION OF THE PLAN.
(a)    The Committee, in its discretion, may suspend or terminate the Plan at any time. No rights may be granted under the Plan while the Plan is suspended or after it is terminated. If the Plan is terminated, the Committee, in its discretion, may elect to terminate all outstanding Offerings either immediately or upon completion of the purchase of Shares of on the Purchase Date (which may be sooner than originally scheduled, if determined by the Committee in its discretion), or may elect to permit Offerings to expire in accordance with their terms (and subject to any adjustment pursuant to Section 11). If the Offerings are terminated prior to expiration, all amounts then credited to Participants’ accounts that have not been used to purchase Shares will be returned to the Participants (without interest thereon, except as otherwise required under applicable law) as soon as administratively practicable.
(b)    Rights and obligations under any rights granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except as expressly provided in the Plan or with the consent of the person to whom such rights were granted, or except as necessary to comply with any laws or governmental regulation, or except as necessary to ensure that the Plan and/or rights granted under an Offering comply with the requirements of Section 423 of the Code.
18.    NOTICE OF DISQUALIFYING DISPOSITIONS.
Each Participant shall give the Company prompt written notice of any disposition or other transfer of Shares acquired pursuant to the exercise of a right under the Plan if such disposition or transfer is made within two (2) years after the Offering Date or within one year after the Purchase Date.

19.    EFFECTIVE DATE OF PLAN.
The Plan was adopted by the Board on February 20, 2024 and became effective after it was approved by the Company’s stockholders on May 15, 2024 (the “Effective Date”). The Plan will terminate on the tenth (10th) anniversary of the Effective Date.
20.    CHOICE OF LAW.
All questions concerning the construction, validity and interpretation of this Plan shall be governed by the law of the State of Delaware, without regard to such state’s conflict of laws rules.
21.    DEFINITIONS.
(a)    “Acquisition Price” shall have the meaning ascribed to it in Section 11(b).
(b)    “Board” means the Board of Directors of the Company.
(c)    “Change in Control” shall have the meaning ascribed to it in the Company’s 2022 Omnibus Equity Compensation Plan.

(d)    “Code” means the Internal Revenue Code of 1986, as amended.
(e)    “Committee” means the Compensation Committee of the Board.
(f)    “Company” means Leonardo DRS, Inc., a Delaware corporation.
(g)    “Compensation” means a Participant’s regular base salary or base hourly wages that are actually paid to the Participant. Compensation shall not include forms of compensation that are not part of an employee’s regular rate of pay, such as overtime pay, additional compensation in the form of premium pay, differential pay or allowance pay in excess of base wage (e.g., danger pay, hazard pay or hardship pay), commissions, bonuses, other incentive compensation (whether cash- or Share-based), the cost of employee benefits paid for by the Company or an affiliate, education or tuition reimbursements, imputed income arising under any group insurance or benefit program, traveling expenses, business and moving expense reimbursements, contributions made by the Company or an affiliate under any employee benefit plan, and similar items of compensation, as determined by the Committee. Notwithstanding the foregoing, the Committee may modify the definition of “Compensation” with respect to one or more Offerings as the Committee determines appropriate, provided such modification is on a uniform and nondiscriminatory basis.
(h)    “Designated Subsidiary” means a subsidiary (as defined in Section 424(f) of the Code) of the Company that has been designated by the Committee from time to time in its sole discretion as eligible to participate in the Plan, or if applicable, an Offering.
(i)    “Effective Date” shall have the meaning ascribed to it in Section 19.
(j)    “Eligible Employee” means, subject to the limitations set forth in Section 5(b) and Section 6(d), all individuals who are common law employees providing services to the Company or a Designated Subsidiary who (i) are employed by, and providing services to, the Company or a Designated Subsidiary prior to the beginning of any Offering; (ii) have completed more than six (6)-months of service with the Company or a Designated Subsidiary since their last hire date; (iii) are customarily employed by the Company or a Designated Subsidiary for more than twenty (20) hours a week; (iv) are customarily employed by the Company or a Designated Subsidiary for more than five (5) months in any calendar year and (v) are not an Ineligible Non-U.S. Employees. Notwithstanding the foregoing, the Plan excludes from participation any individual who is a “highly compensated employee” (withing the meaning of Section 414(q) of the Code) and subject to the disclosure requirements of Section 16(a) of the Exchange Act; provided, with respect to the Plan and each Offering, this exclusion is applied in an identical manner to all highly compensated employees of the Company or Designated Subsidiary whose Eligible Employees are participating in such Offering. For purposes of the Plan, the employment relationship will be treated as continuing intact while an individual is on sick leave or other leave of absence that the Company or Designated Subsidiary approves or is legally protected under applicable law. Where the period of leave exceeds three (3) months and the individual’s right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated three (3) months and one (1) day following the commencement of such leave.

(k)    “Exchange Act” means the Securities Exchange Act of 1934, as amended.
(l)    “Fair Market Value” as of a particular date shall mean: (i) if the Shares are listed on any established stock exchange or a national market system, including, without limitation, the New York Stock Exchange or the Nasdaq Stock Market, the Fair Market Value shall be the closing price of a Share (or if no sales were reported, the closing price on the date immediately preceding such date) as quoted on such exchange or system on the day of determination; (ii) if the Shares are not then listed on a national securities exchange, the average of the highest reported bid and lowest reported asked prices for a Share as reported by the National Association of Securities Dealers, Inc. Automated Quotations System for the last preceding date on which there was a sale of such stock in such market; or (iii) whether or not the Shares are then listed on a national securities exchange or traded in an over-the-counter market or the value of such Shares is not otherwise determinable, such value as determined by the Committee in good faith and in a manner not inconsistent with the regulations under Section 409A of the Code.
(m)    “Ineligible Non-U.S. Employee” means an individual who would otherwise be an Eligible Employee, but for the fact that they are a citizen or resident of a non-U.S. jurisdiction (without regard to whether they also are a citizen or resident of the United States or a resident alien (within the meaning of Section 7701(b)(1)(A) of the Code)) and (i) the individual’s participation in the Plan is prohibited under the laws of the applicable jurisdiction or (ii) if in order to permit the individual to participate, the Plan or and Offering would need to be modified to comply with the laws of the applicable jurisdiction, but in doing so, would cause the Plan or the Offering to violate Section 423 of the Code.
(n)    “Offering” shall have the meaning ascribed to it in Section 3(a).
(o)    “Offering Date” shall have the meaning ascribed to it in Section 3(a).
(p)    “Participant” means an Eligible Employee who participates in the Plan.
(q)    “Plan” means the Leonardo DRS, Inc. Employee Stock Purchase Plan, as may be amended from time to time.
(r)    “Purchase Date” shall have the meaning ascribed to it in Section 6(a).
(s)    “Purchase Price” shall have the meaning ascribed to it in Section 6(c).
(t)    “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any comparable successor rule.
(u)    “Securities Act” means the Securities Act of 1933, as amended.
(v)    “Shares” means shares of the common stock of the Company, par value $0.01 per share.